RAPID Tests for EARLIER Treatment

Investor Presentation

Slide 2

Forward Looking Statements

Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio’s ability to obtain additional financing and the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission

Slide 3

Investment Highlights

•	Develops, Manufactures & Markets Point-of-Care Diagnostic Tests Participating in $10 billion POC test market

•	Partnered with leading license and distribution partners in U.S. and South America

•	Robust pipeline of POC diagnostics for infectious diseases based on lateral flow and proprietary DPP® platforms

•	New opportunities for strategic partnerships with HIV Self-Tests, Hepatitis-C, Multiplex DPP® POC Testing Products

•	Record Revenues and Income in 2009-2012YTD

•	Seasoned management team with relevant industry and financial experience

Slide 4

Financial Summary - FY2009-2011 Results

•	Product Revenue Growth of 40.8% over period to $17.4MM in 2011
•	Gross Margin Growth of 60% over period to $9.4MM in 2011
•	Non-Recurring Items Included in Net Income
‐	$1.5MM QTDP grant in 2010 credited to R&D expense
‐	$.3MM 2010 Expense related to possible strategic transaction
‐	2011 – Recognition of deferred tax asset valuation allowance of $5.1MM

See Graphic

Slide 5

Three Months Ended March 31, 2011 & 2012 Selected Financial Results

See Graphic

Slide 6

Our Business Strategy

•	ESTABLISH Chembio-DPP® Brand Serving Public Health & Related POCT Market Opportunities
•	CONTINUE to Increase Revenue and Profitability Growth to Drive Shareholder Value
•	COLLABORATE to Address New Market Opportunities by Leveraging our IP, Core Development and Manufacturing Competencies

Slide 7

POCT’s – A Growing Global Market
Converting Lab Tests to POC and Creating New Markets

•	Rapid HIV Test Markets -$200MM Globally

•	Potential HIV OTC (Self-testing) Market Estimated at >$250MM

•	Other New POCT Markets Targeted by Chembio
--Hepatitis-C POCT Market
•	Estimated at >$250MM

•	R&D, Initial External Studies Completed

--Syphilis POCT Market
•	Estimated $75MM

•	DPP® Syphilis Screen & Confirm Tests in EU and Brazil; U.S. Clinical Studies

--Veterinary POCT

See Graphic

Slide 8

Product Portfolio At a Glance In-Licensed Lateral Flow Technology

See Graphic

Slide 9

Product Portfolio At a Glance Chembio Patented Dual Path Platform Technology

See Graphic

Slide 10

FDA-Approved Lateral Flow HIV Tests Sold Globally

Essential Tool in Prevention Efforts Globally
‐	50,000 new cases of HIV annually still in U.S.
‐	Estimated that >20% of HIV-positive individuals in U.S. unaware of their status

Marketed Exclusively in U.S. Professional Market by Alere, Inc. (NYSE: ALR)
‐	Chembio’s U.S. market sales (to Alere) increased by 36.5% in 2011 to $7.2MM
‐	Estimated 20% U.S. market share
‐	Sold through distribution ex-U.S.
Pre-IDE Studies Ongoing for OTC “Barrel” HIV Test

See Graphics

Slide 11

FDA’s BPAC* Recommended Approval Of In-Home HIV Test *Blood Products Advisory Committee

•	Will Help Avert More Infections By Enabling Self-testing

•	Chembio Is Uniquely Positioned To Participate In This New Market

•	Barrel Product Currently Sold In U.S, Professional Market By Alere Already Unitized

•	Anticipate Receiving FDA Investigational Device Exemption In 2012 To Begin Studies In 2013

See Graphic

Slide 12

Chembio Patented Technology: Dual Path Platform (DPP®)

A Patented Platform Technology with a Multitude of Potential Diagnostic Applications
Improves Performance (Sensitivity and Specificity)
‐	Features Independent Sample Path and Direct Binding
‐	Enables Improved Multiplex Products

MULTIPLEX  DPP® HIV Confirmatory Test Launched in Brazil

Foundational DPP Patent issued in U.S.; Additional patents issued or pending in U.S. & many foreign jurisdictions

See Graphics

Slide 13

OEM Collaboration with Brazil’s Oswaldo Cruz Foundation (FIOCRUZ) for DPP® - 5 Products Approved 2010-2011

•	Five Contracts with Aggregate $23MM of Minimum Purchases, All Products Approved in Brazil 2010-11
•	$4.3MM Revenues in 2011 >$9MM Anticipated in 2012
•	Possible New Products and Collaborations with FIOCRUZ & Others in Brazil

See Graphic

Slide 14

Branded Product : DPP® HIV Screening Assay For Use with Oral Fluid or Blood Samples

•	Clinical Trials Being Completed
•	Anticipated FDA PMA Approval in 2012
•	Market Launch 2013
•	Improved Performance & Unique Features

See Graphic

Slide 15

U.S. Rapid HIV Test Market* - Solid Growth Since 2006 with New CDC Testing Recommendations

	Complete (U.S.) Sure Check®,(Intl)	HIV 1/2 STAT-PAK®	DPP® HIV Screen	OraQuick® Advance	Uni-Gold®

Manufacturer	Chembio Medford, NY	Chembio Medford, NY	Chembio Medford, NY	Orasure Bethlehem, PA	Trinity Biotech, Dublin Ireland
FDA Approval Date	2006	2006	Clinical trials 98% Completed	2003	2003
Technology	Lateral Flow & Unitized Barrel Device	Lateral Flow	DPP® Technology & Closed Sample Vial System	Lateral Flow	Lateral Flow
Est. US Market Shr.	8%	12%	N/A	65%	15%
Sample Types	All Blood Matrices	All Blood Matrices	Oral Fluid & All Blood Matrices	Oral Fluid, Whole Blood, Plasma; not serum	All Blood Matrices
True IgG Control	Yes	Yes	Yes	Yes	No
Sample Size (in microliters)	2.5	5	5	5	40
HIV-2	Yes	Yes	Yes	Yes	No

Slide 16

Branded Product: DPP® Syphilis Screen & Confirm
•	First Dual POCT for Syphilis Enables Confirmation & Treatment At POC
•	CE Marked October 2011, International Distribution being Established
•	US 510(K) Clinical Trials 2012
Developed in collaboration with the U.S. Centers for Disease Control

See Graphic

Slide 17

Three Months Ended  March 31, 2012 & 2011, Years Ended Dec. 2011 & 2010
Selected Financial Results

in (000's)	3 Mo. Mar. 31, 2012		3 Mo. Mar. 31, 2011		Y/E Dec. 31, 2011		Y/E Dec. 31, 2010

Net Product Revenues	$6,363		$3,015		$17,422		$13,516
Non-Product Revenues	290		621		1,966		3,188
TOTAL REVENUES	$6,653		$3,636		$19,388		$16,705

GROSS MARGIN	3,333	50%	1,926	53%	9,390	48%	8,101	48%

OPERATING COSTS:

Research and development expenses	1,379	12%	1,290	35%	4,878	25%	2,586	15%
Selling, general and administrative expense	1,234	19%	775	21%	3,424	18%	2,941	18%
	2,613		2,065		8,302		5,527

INCOME FROM OPERATIONS	720		(139)		1,088		2,574

OTHER INCOME (EXPENSES):	(1)		(3)		(12)		(15)

NET INCOME-Before Taxes	719	11%	(142)	-4%	1,076	6%	2,559	15%

Income tax (benefit) provision	285		-		(5,133)		46

NET INCOME	433	7%	(142)	-4%	6,209	32%	2,513	15%

Slide 18

CEMI Selected Share & Balance Sheet Data

(in millions except per share and daily volume data)
Ticker Symbol (OTC-QB)	CEMI
Price 4/30/12	$0.490
52-Week High	$0.570
52-Week Low	$0.210
Outstanding Shares	63.9
Market Capitalization	$31.3
Fully Diluted Shares	69.7
Management Holding	12.5
Average Daily Volume (3 months)	32,500

($ in millions)	Mar’12	Dec'11	Dec. '10
Cash	$ 2,954	$ 3,011	$ 2,136
Total Current Assets	10,033	8,992	7,637
Total Assets	$16,360	$ 15,486	$ 9,086

Total Current Liabilities	3,133	2,858	3,076
Total Liabilities	3,254	2,991	3,277

Total Equity	13,106	12,495	5,809

Total Liabilities & Stockholders’ Equity	$16,360	$ 15,486	$ 9,086

Options	Amt.	Avg. Ex. Price
4.31MM held by Mgmt. & Board	5.82MM	$0.229

Slide 19

Anticipated Milestones 2012-13

Product Revenues  & Operating Results
•	Full Year of New Products Launched in Brazil through FIOCRUZ
•	Launch of DPP® HIV & Syphilis Tests in Global & US Markets
•	Increased Lateral Flow HIV Test Sales in U.S. & Global Markets
Potential New Products & Marketing Collaborations
•	Developments Related to Potential New Branded and/or OEM Products & Related Strategic Collaborations

Development Programs
•	DPP® HIV Oral Fluid Test
‐	Milestones toward FDA Approval
•	Sure Check HIV OTC
‐	IDE, Clinical Trials
•	Hepatitis-C Product
‐	Development, Studies

•	Syphilis Screen & Confirm
•	Others
‐	HIV/Syphilis Combo
‐	New Multiplex Tests

Slide 20

Organization & Facility

•	FDA & USDA- Approved Development & Manufacturing Facility

•	28,000 Sq. Ft. Leased Facility in Medford, NY

Total Employment: Approx. 170

Reg. & Clinical QA &QC	15
SG&A	11
Research & Development	29
Operations	116

Slide 21
Leadership

Executive                                                                                 Joined Company:
Lawrence Siebert	Chairman & CEO	2002
Richard Larkin	CFO	2003
Javan Esfandiari	SVP R&D	2000
Tom Ippolito	VP Regulatory, Clinical, QA/QC	2005
Rick Bruce	VP Operations	2000

Independent Directors                                                                                                      Joined Board:
Katherine Davis, MBA	2007
Barbara DeBuono, MD, MPH	2011
Peter Kissinger, Ph.D	2011
Gary Meller, MD, MBA	2005

Slide 22

Investment Highlights

‐	Develops, Manufactures & Markets Point-of-Care Diagnostic Tests Participating in $10 billion POC test market

‐	Partnered with leading license and distribution partners in U.S. and South America

‐	Robust pipeline of POC diagnostics for infectious diseases based on lateral flow and proprietary DPP® platforms

‐	New opportunities for strategic partnerships with HIV Self-Tests, Hepatitis-C, Multiplex DPP® POC Testing Products

‐	Record Revenues and Income in 2009-2012YTD

‐	Seasoned management team with relevant industry and financial experience

Slide 23

Chembio Diagnostics, Inc.

RAPID tests for EARLIER treatments

Thank You

Additional Slides

Slide 24
Comparative Selected Operating Results 2006-2011

(in 000s)	2011		2010		2009		2008		2007		2006
REVENUES:
Net Product sales	$ 17,422		13,516		12,372		10,356		8,765		6,294
Non-product revenues	1,966		3,189		1,462		694		466		208
TOTAL REVENUES	19,388		$ 16,705		$ 13,834		$ 11,050		$ 9,231		$ 6,502
Cost of sales	9,998		8,604		7,974		7,198		6,435		4,894
GROSS MARGIN	9,390	48%	8,101	48%	5,860	42%	3,852	35%	2,796	30%	1,608	25%
OVERHEAD COSTS:
Research and development expenses	4,878	25%	2,586	15%	2,884	21%	2,606	24%	1,907	21%	1,401	22%
Selling, general and administrative expenses	3,424	18%	2,941	18%	2,659	19%	3,317	30%	3,765	41%	4,787	74%
	8,302		5,527		5,543		5,923		5,672		6,188
INCOME (LOSS) FROM OPERATIONS	1,088		2,574		317		(2,071)		(2,876)		(4,580)
OTHER INCOME (EXPENSES):
Other income (expense)	-		(4)		(7)		96		121		(57)
Interest income	6		4		9		34		145		29
Interest expense	(19)		(15)		(10)		(8)		(17)		(387)
	(13)		(15)		(8)		122		249		(415)
NET INCOME (LOSS) BEFORE INCOME TAXES	1,075		2,559		309		(1,949)		(2,627)		(4,995)
Income tax (benefit) provision	(5,133)		46		-		-		-		-
NET INCOME (LOSS)	6,208	32%	2,513	15%	309	2%	(1,949)	-18%	(2,627)	-28%	(4,995)	-77%
Pref. Divid. '06/07, beneficial conversion feature in 2006 and effect of conversion in 2007	-		-		-		-		5,645		3,210
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$ 6,208		$ 2,513		$ 309		$ (1,949)	-18%	$ (8,272)	-90%	$ (8,205)	-126%
Basic income (loss) per share	$ 0.10		$ 0.04		$ 0.00		$ (0.03)		$ (0.57)		$ (0.80)
Diluted income (loss) per share	$ 0.09		$ 0.04		$ 0.00		$ (0.03)		$ (0.57)		$ (0.80)
Weighted average number of shares outstanding, basic	62,998		62,103		61,946		61,267		14,608		10,293
Weighted average number of shares outstanding, diluted	68,450		70,921		75,042		61,267		14,608		10,293

Slide 25

Revenue Growth by Category: 2009-2011

See Charts/Graphic

Slide 26

Potential Impact of OEM & Branded Products on Revenue*

See Graphic

May 2012